Fees Summary	Feb. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 12,887.95
Total Transaction Valuation	93,323,316.62
Total Offset Amount	0.00
Net Fee	$ 12,887.95